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                       THE ONE GROUP(R) INVESTMENT TRUST
                       Supplement dated December 10, 1998
                        to Prospectus dated May 1, 1998

                              GOVERNMENT BOND FUND
                             ASSET ALLOCATION FUND
                           GROWTH OPPORTUNITIES FUND
                           LARGE COMPANY GROWTH FUND
                               EQUITY INDEX FUND


The One Group Investment Trust Government Bond Fund will now be managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Fund. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

The One Group Investment Trust Asset Allocation Fund, The One Group Investment Trust Growth Opportunities Fund, and The One Group Investment Trust Large Company Growth Fund will now be managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in a Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE